Income Taxes	12 Months Ended
Dec. 31, 2023
Income Taxes [Abstract]
INCOME TAXES

NOTE 6 — INCOME TAXES

Significant components of the Company’s deferred tax assets and liabilities were as follows:

	2023	2022
Deferred tax assets:
Net operating loss carryforwards	$4,758,944	$3,911,858
General Business Credit Carryover	1,408,963	703,373
R&D Credit (available for payroll tax offset)	268,568	285,518
Subtotal	6,436,475	4,900,749
Valuation allowance	(6,436,475)	(4,900,749)
Total deferred tax assets	$—	$—

The federal income tax rate used for 2023 was 21%. The Maryland rate is 8.25%. For the years ending December 31, 2023 and December 31, 2022, the Company had federal net operating loss (“NOL”) of $16,269,893 and $13,373,874, respectively. The 2019 NOL carryforward of $292,144 will expire in tax years up through 2037. The NOLs generated in tax years 2020 and beyond will carry forward indefinitely, but the deductibility of such federal net operating losses is limited. The Company has provided a valuation allowance to offset the deferred tax assets due to the uncertainty of realizing the benefits of the net deferred tax asset.

The Company’s issuances of common stock may have likely resulted in ownership changes as defined by Section 382 of the Code; however, the Company has not conducted a Section 382 study to date. It is possible that a future analysis may result in the conclusion that a substantial portion, or perhaps substantially all of the Company’s NOL carryforwards and R&D tax credit carryforwards will expire due to the limitations of Sections 382 and 383 of the Code. As a result, the utilization of the carryforwards may be limited, and a portion of the carryforwards may expire unused. The Company is subject to U.S. federal tax examinations by tax authorities for the year 2021 due to the fact that NOL carryforwards exist going back to 2019 that may be utilized on a current or future year tax return.